Money Market Obligations Trust
Federated California Municipal Cash Trust
WEALTH SHARES (TICKER CAIXX)
Federated New York Municipal Cash Trust
WEALTH SHARES (TICKER NISXX)

SUPPLEMENT TO CURRENT PROSPECTUSES AND Statements of Additional information
1. Effective after the close of business on October 7, 2016, shareholders of the Federated Funds will no longer be permitted to exchange into or from the Shares of the following funds:
Federated Institutional Prime 60 Day Fund
Federated Institutional Money Market Management
Federated Institutional Prime Obligations Fund
Federated Institutional Tax-Free Cash Trust
Federated Institutional Prime Value Obligations Fund
The exchange privilege may be modified or terminated at any time.
2. Effective immediately, under the Prospectus section “What are the Fund's Investment Strategies?,” replace the discussion of the Adviser's credit analysis with the following:
“The Fund seeks to invest in securities that present minimal credit risk, based on the Adviser's assessment of the issuer's credit quality, including the issuer's or guarantor's capacity to meet its financial obligations, among other factors.”
3. Effective immediately, under the Prospectus section “Credit Ratings,” delete the disclosure in its entirety and replace it with the following:
“Minimal Credit Risk
Under Rule 2a-7, money market funds, such as the Fund, may generally invest in “Eligible Securities” which include securities issued by another money market fund, government securities or securities that have a remaining maturity of no more than 397 calendar days and are determined by the fund's board or its delegate to present minimal credit risk based on an assessment of the issuer's credit quality, including the capacity of the issuer or guarantor to meet its financial obligations. The Fund's Board has adopted procedures by which the Adviser will conduct this initial and ongoing assessment, as required.”
4. Effective immediately, under the Statement of Additional Information section “Credit Ratings,” delete the disclosure in its entirety and replace it with the following:
“Minimal Credit Risk
Under Rule 2a-7, money market funds, such as the Fund, may generally invest in “Eligible Securities” which include securities issued by another money market fund, government securities or securities that have a remaining maturity of no more than 397 calendar days and are determined by the fund's board or its delegate to present minimal credit risk based on an assessment of the issuer's credit quality, including the capacity of the issuer or guarantor to meet its financial obligations. The Fund's Board has adopted procedures by which the Adviser will conduct this initial and ongoing assessment, as required. Such analysis of whether a security presents minimal credit risk will include, to the extent appropriate: consideration of the security's issuer or guarantor's financial condition, sources of liquidity, ability to react to future market-wide and issuer or guarantor-specific events, including the ability to repay debt in a highly adverse situation; and strength of the issuer or guarantor's industry within the economy and relative to economic trends, as well as the issuer or guarantor's competitive position within its industry. In addition, a minimal credit risk evaluation may also include consideration of whether the price and/or yield of the security itself is similar to that of other securities in the Fund's portfolio. The Adviser will perform an ongoing review of whether each security (other than a government security) continues to present minimal credit risks.”
October 6, 2016

Money Market Obligations Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453370 (10/16)
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2016 ©Federated Investors, Inc.